UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported):  September 8, 2003

                             RUBINCON VENTURES INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

     0-29429                                      51-0388133
     -------                                      ----------
(Commission  File  Number)            (IRS  Employer Identification No.)

4761  Cove  Cliff  Road
North  Vancouver,  British  Columbia,  Canada,          V7G  1H8
----------------------------------------------          --------
(Address of principal executive offices)               (Zip  Code)

Registrant's telephone number, including area code: 1-604-929-0637


ITEM  1.  CHANGE  IN  CONTROL  OF  REGISTRANT

Not  Applicable

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

Not  Applicable

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

Not  Applicable

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Not  Applicable


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ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

On September 5, 2003, the Second Annual General Meeting of Shareholders was held wherein the shareholders approved the following matters:

1. The election of Ted Reimchen, Irene Campany and Martine Rummelhoff as directors to serve until the 2004 Annual General Meeting of Shareholders.

2. The appointment of Sellers and Andersen LLC as auditors to examination the financial statements for the fiscal year ended January 31, 2004.

3. To receive the audit report of Seller and Andersen LLC and the financial statements for the year ended January 31, 2003.

4.     To  address  any  other  business  brought  forth  at  the  Meeting.

There are 2,400,820 common shares outstanding as at the record dated of July 31, 2003 of which the following were represented at the Meeting:

               Represented  in  Person:        390,820  shares
               Represented  by  Proxy:       1,335,000  shares

The number of shares so represented were 1,725,820 shares or 71.9 percent of the issued and outstanding shares in the capital stock of Rubincon Ventures Inc.

There  was  no  other  business brought forth at the Meeting under Item 4 above.

ITEM  6.  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS.

Not  Applicable

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

Not  Applicable

ITEM  8.  CHANGE  IN  FISCAL  YEAR.

Not  Applicable

ITEM  9.  REGULATION  FD  DISCLOSURE.

Not  Applicable


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ITEM  10.  AMENDMENTS  TO  THE  REGISTRANT'S  CODE  OF  ETHICS,  OR  WAIVER OF A
PROVISION
         OF  THE  CODE  OF  ETHICS.

Not  Applicable

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFITS PLANS.

Not  Applicable

ITEM  12.   RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION.

Not  Applicable


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              RUBINCON  VENTURES  INC.
                              ------------------------
                                   (Registrant)

Date:  September  8,  2003                    /s/  "Irene  Campany"
                                             --------------------------
                                   Irene  Campany,  Chief  Financial  Officer,
                               Chief  Accounting  Officer,  Secretary  Treasurer
                                                 and  Director


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